                                    EXHIBIT 1





                       ADVANTA Mortgage Loan Trust 1998-4A



                         Statement to Certificateholders





                          Original               Prior

                          Face                   Principal

Class                     Value                  Balance                  Interest            Principal              Total

----------------------------------------------------------------------------------------------------------------------------------


A                         650,000,000.00         343,154,957.64             751,757.24        12,571,515.22          13,323,272.46

A Certificate                          -                      -           1,181,730.43                    -           1,181,730.43



Totals                    650,000,000.00         343,154,957.64           1,933,487.67        12,571,515.22          14,505,002.89



                                                                         Current              Pass-Through

                          Realized              Deferred                 Principal            Rates

Class                     Losses                Interest                 Balance              Current                Next

----------------------------------------------------------------------------------------------------------------------------------

A                                      -                      -         330,583,442.42            2.630000%              2.460000%

A Certificate                          -                      -                      -                   NA                     NA



Totals                                 -                      -       330,583,442.42



                                               Prior                                                                    Current

                                               Principal                                                                Principal

Class                     CUSIP                Balance              Interest          Principal        Total            Balance

-----------------------------------------------------------------------------------------------------------------------------------

A                         00755WGC4            527.930704           1.156550          19.340793        20.497343        508.589911

A Certificate                                    0.000000           1.818047           0.000000         1.818047          0.000000



Delinquent Loan Information:

                                                                                 90+ Days           Loans            Loans

                                             30-59              60-89            excldg f/c,REO     in               in

                                             Days               Days             & Bkrptcy          Bankruptcy       REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust A                Principal Balance     13,492,460.44      2,278,371.83     1,294,014.22       12,686,071.28    4,405,965.84

                       % of Pool Balance          3.79171%          0.64120%         0.36417%            3.57023%        1.23997%

                       Number of Loans                 240                43               26                 205              82

                       % of Loans                 4.04245%          0.72427%         0.43793%            3.45292%        1.38117%



                                             Loans

                                             in

                                             Foreclosure

----------------------------------------------------------

Trust A                Principal Balance     14,460,663.31

                       % of Pool Balance          4.06965%

                       Number of Loans                 247

                       % of Loans                 4.16035%



General Mortgage Loan Information:



                                                                                                                         Trust A

                                                                                                                      --------------

Beginning Aggregate Mortgage Loan Balance                                                                             367,901,177.44

Prefunding                                                                                                                      0.00

Principal Reduction                                                                                                    12,571,515.22

Ending Aggregate Mortgage Loan Balance                                                                                355,329,662.22



Beginning Aggregate Mortgage Loan Count                                                                                         6089

Ending Aggregate Mortgage Loan Count                                                                                            5937



Current Weighted Average Coupon Rate                                                                                       9.487423%

Next Weighted Average Coupon Rate                                                                                          9.493638%



Mortgage Loan Principal Reduction Information:

                                                                                                                         Trust A

                                                                                                                      --------------

Scheduled Principal                                                                                                       659,389.58

Curtailments                                                                                                              487,612.63

Prepayments                                                                                                            10,148,970.49

Repurchases                                                                                                                     0.00

Substitutions                                                                                                                   0.00

Liquidation Proceeds                                                                                                    1,275,542.52

Other Principal                                                                                                                 0.00



Less: Realized Losses                                                                                                     702,310.91



Total Principal Reduction                                                                                              13,273,826.13



Servicer Information:

                                                                                                                         Trust A

                                                                                                                      --------------

Accrued Servicing Fee for the Current Period                                                                              153,292.16

Less: Amounts to Cover Interest Shortfalls                                                                                  7,383.91

Less: Delinquent Service Fees                                                                                              48,482.92

Collected Servicing Fees for Current Period:                                                                               97,425.33



Advanced Principal                                                                                                               N/A

Advanced Interest                                                                                                         909,984.02





                                              Other               Scheduled           Interest       Available      Available Funds

                          Prepayment          Unscheduled         Principal           Carry          Funds Cap      Cap Carry

                          Principal           Principal           Distribution        Forward        Current        Forward

Class                     Distributed         Distributed         Amount              Amount         Amount         Amount

------------------------------------------------------------------------------------------------------------------------------------

Class A                   10,148,970.49       1,763,155.15        11,869,204.31       -              -              -

                                      -                  -                    -       -              -              -



Total                     10,148,970.49       1,763,155.15        11,869,204.31       -              -              -





                          Applied

                          Realized Loss

                          Amount

----------------------------------------

Class A                   -

                          -



Total                     -






                                                         Prior                                                         Current

                  Has a              Remaining           Over-              Accelerated             Extra               Over

              Trigger Event         Pre-Funded         Collateral            Principal            Principal          Collateral

                 Occurred             Amount             Amount             Distributed          Distributed           Amount

------------------------------------------------------------------------------------------------------------------------------------


Trust A            NO                  0.00          24,746,219.80          702,310.91               0.00            24,746,219.80





                Specified             Over-

                  Over-             Collateral

                Collateral            Deficit

                  Amount              Amount

-----------------------------------------------

Trust A       24,746,219.80           0.00





Trust A Insured Payment                                                                                                        0.00

Pool Rolling six month delinquency rate                                                                                    4.946056

Pool Cumulative Realized Losses                                                                                       14,578,547.68

Book Value of REO loans                                                                                                5,592,943.63

Cumulative Number of Mortgage loans repurchased to date                                                                          11

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                              72,989.20

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unremibursed Delinquent/Servicing Advances still Outstanding                                                                   0.00



TOTAL AVAILABLE FUNDS:

Current Interest Collected:                                                   1,949,904.21



Principal Collected:                                                         11,295,972.70



Insurance Proceeds Received:                                                          0.00



Net Liquidation Proceeds:                                                       573,231.61



Delinquency Advances on Mortgage Interest:                                      909,984.02



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                  0.00



Trust Termination Proceeds:                                                           0.00



Investment Earnings on Note Account:                                              3,514.80



Capitalized Interest Requirement:                                                     0.00



Capitalized Interest Fund Earnings                                                    0.00



Capitalized Interest Account                                                          0.00



Investment Earnings on Pre-Funding Account                                            0.00



Unreimbursed Delq/Servicing Advances Paid Back To CertificateHolders                     -



Sum of the Above Amounts:                                                                         14,732,607.34



LESS:



Servicing Fees (including PPIS):                                                104,809.24



Non Recoverable Advance                                                          10,207.02



Indenture Trustee Fees:                                                           2,146.09



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                              37,175.12



Reimbursement of Delinquency Advances/Servicing Advances                         72,989.20



Total Reductions to Available Funds Amount:                                                          227,604.45



Total Available Funds:                                                                                                14,505,002.89


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4B



                         Statement to Certificateholders







                          Original                 Prior

                          Face                     Principal

Class                     Value                    Balance                   Interest             Principal            Total

-----------------------------------------------------------------------------------------------------------------------------------


B                         350,000,000.00           177,858,624.82            389,806.82           7,087,250.30         7,477,057.12

B Certificate                          -                        -            352,238.54                      -           352,238.54



Totals                    350,000,000.00           177,858,624.82            742,045.36           7,087,250.30         7,829,295.66



                                                                          Current              Pass-Through

                          Realized                 Deferred               Principal            Rates

Class                     Losses                   Interest               Balance              Current              Next

-----------------------------------------------------------------------------------------------------------------------------------

B                         -                        -                      170,771,374.52       2.630000%            2.460000%

B Certificate             -                        -                                   -              NA                   NA



Totals                    -                        -                      170,771,374.52



                                           Prior                                                                        Current

                                           Principal                                                                    Principal

Class                     CUSIP            Balance            Interest          Principal            Total              Balance

-----------------------------------------------------------------------------------------------------------------------------------

B                         00755WGD2        508.167499         1.113734          20.249287            21.363021          487.918212

B Certificate                                0.000000         0.541905           0.000000             0.541905            0.000000



Delinquent Loan Information:



                                                                                  90+ Days           Loans            Loans

                                              30-59            60-89              excldg f/c,REO     in               in

                                              Days             Days               & Bkrptcy          Bankruptcy       REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust B              Principal Balance        7,857,061.62     1,747,636.73       738,806.52         8,231,877.75     2,412,160.19

                     % of Pool Balance            4.26791%         0.94931%         0.40132%             4.47151%         1.31027%

                     Number of Loans                   129               27                9                  124               39

                     % of Loans                   5.02532%         1.05181%         0.35060%             4.83054%         1.51928%



                                                Loans

                                                in

                                                Foreclosure

------------------------------------------------------------

Trust B                   Principal Balance     6,329,018.70

                          % of Pool Balance         3.43789%

                          Number of Loans                117

                          % of Loans                4.55785%



General Mortgage Loan Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Beginning Aggregate Mortgage Loan Balance                                                                            191,183,497.92

Subsequent Mortgage Loans Added This Period                                                                                    0.00

Principal Reduction                                                                                                    7,087,250.30

Ending Aggregate Mortgage Loan Balance                                                                               184,096,247.62



Beginning Aggregate Mortgage Loan Count                                                                                       2,646

Ending Aggregate Mortgage Loan Count                                                                                          2,567



Current Weighted Average Coupon Rate                                                                                      9.472179%

Next Weighted Average Coupon Rate                                                                                         9.479733%



Mortgage Loan Principal Reduction Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Scheduled Principal                                                                                                      275,902.69

Curtailments                                                                                                              22,396.07

Prepayments                                                                                                            5,785,731.09

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                   1,003,220.45

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                    639,594.52



Total Principal Reduction                                                                                              7,726,844.82



Servicer Information:

                                                                                                                        Trust B

                                                                                                                     --------------

Accrued Servicing Fee for the Current Period                                                                              79,659.80

Less: Amounts to Cover Interest Shortfalls                                                                                 5,113.42

Less: Delinquent Service Fees                                                                                             25,336.51

Collected Servicing Fees for Current Period:                                                                              49,209.87



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                        479,300.13






                                                Other                Scheduled          Interest      Available     Available Funds

                          Prepayment            Unscheduled          Principal          Carry         Funds Cap     Cap Carry

                          Principal             Principal            Distribution       Forward       Current       Forward

Class                     Distributed           Distributed          Amount             Amount        Amount        Amount

-----------------------------------------------------------------------------------------------------------------------------------


Class B                   5,785,731.09          1,025,616.52         6,447,655.78       -             -             -

                                     -                     -                    -       -             -             -



Total                     5,785,731.09          1,025,616.52         6,447,655.78       -             -             -





                          Unpaid

                          Realized Loss

                          Amount

---------------------------------------

Class B                   -

                          -



                  Has a             Remaining              Over-              Accelerated            Extra               Over

              Trigger Event        Pre-Funded            Collateral            Principal           Principal          Collateral

                 Occurred            Amount                Amount             Distributed         Distributed           Amount

-----------------------------------------------------------------------------------------------------------------------------------

Trust B            NO                0.00              13,324,873.10           639,594.52             0.00            13,324,873.10





                                Specified               Over-

                                  Over-               Collateral

                                Collateral              Deficit

                                  Amount                Amount

-----------------------------------------------------------------

Trust B                       13,324,873.10              0.00





Trust B Insured Payment                                                                                                        0.00

Pool Rolling six month delinquency rate                                                                                    4.877059

Pool Cumulative Realized Losses                                                                                        9,548,563.53

Book Value of REO loans                                                                                                2,974,590.86

Cumulative Number of Mortgage loans repurchased to date                                                                           8

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                              26,239.07

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                   0.00



TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                   1,004,466.99



Principal Collected:                                                          6,084,029.85



Insurance Proceeds Received:                                                          0.00



Net Liquidation Proceeds:                                                       363,625.93



Delinquency Advances on Mortgage Interest:                                      479,300.13



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                  0.00



Trust Termination Proceeds:                                                           0.00



Investment Earnings on Note Account:                                              1,896.84



Capitalized Interest Requirement:                                                     0.00



Capitalized Interest Account  Earnings                                                0.00



Capitalized Interest Account                                                          0.00



Reversal of Realized Loss Amount                                                      0.00



Unreimbursed Delq/Servicing Advances Paid Back To Certificateholders                  0.00



Sum of the Above Amounts:                                                                          7,933,319.74



LESS:



Servicing Fees (including PPIS):                                                 54,323.29



Non-Recoverable Advance                                                           2,800.68



Indenture Trustee Fees:                                                           1,115.24



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                              19,268.02



Reimbursement of Delinquency Advances/Servicing Advances                         26,239.07



Total Reductions to Available Funds Amount:                                                          104,024.08



Total Available Funds:                                                                                                 7,829,295.66


                                    EXHIBIT 1



                       ADVANTA Mortgage Loan Trust 1998-4C



                         Statement to Certificateholders





                          Original                Prior

                          Face                    Principal

Class                     Value                   Balance                 Interest           Principal            Total

-----------------------------------------------------------------------------------------------------------------------------------


C                         100,000,000.00          34,431,166.11            71,157.74         1,589,280.52         1,660,438.26

C Certificate                          -                      -           262,805.04                    -           262,805.04



Totals                    100,000,000.00          34,431,166.11           333,962.78         1,589,280.52         1,923,243.30



                                                                       Current                 Pass-Through

                          Realized              Deferred               Principal               Rates

Class                     Losses                Interest               Balance                 Current              Next

-----------------------------------------------------------------------------------------------------------------------------------

C                         -                     -                      32,841,885.59           2.480000%            2.310000%

C Certificate             -                     -                                  -                  NA                   NA



Totals                    -                     -                      32,841,885.59



                                            Prior                                                                       Current

                                            Principal                                                                   Principal

Class                     CUSIP             Balance             Interest         Principal            Total             Balance

-----------------------------------------------------------------------------------------------------------------------------------

C                         00755WGE0         344.311661          0.711577         15.892805            16.604382         328.418856

C Certificate                                 0.000000          0.404315          0.000000             0.404315           0.000000



Delinquent Loan Information:



                                                                                 90+ Days           Loans             Loans

                                       30-59                60-89                excldg f/c,REO     in                in

                                       Days                 Days                 & Bkrptcy          Bankruptcy        REO

-----------------------------------------------------------------------------------------------------------------------------------

Trust C          Principal Balance     1,395,007.65         674,941.54           155,077.05         2,667,625.45      1,007,741.00

                 % of Pool Balance         3.82417%           1.85023%             0.42512%             7.31282%          2.76254%

                 Number of Loans                 16                  8                    2                   31                13

                 % of Loans                3.63636%           1.81818%             0.45455%             7.04545%          2.95455%



                                       Loans

                                       in

                                       Foreclosure

---------------------------------------------------

Trust C          Principal Balance     2,316,853.62

                 % of Pool Balance         6.35124%

                 Number of Loans                 27

                 % of Loans                6.13636%



General Mortgage Loan Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Beginning Aggregate Mortgage Loan Balance                                                                             38,282,667.73

Prefunding                                                                                                                      N/A

Principal Reduction                                                                                                    1,803,928.71

Ending Aggregate Mortgage Loan Balance                                                                                36,478,739.02



Beginning Aggregate Mortgage Loan Count                                                                                         460

Ending Aggregate Mortgage Loan Count                                                                                            440



Current Weighted Average Coupon Rate                                                                                      9.883288%

Next Weighted Average Coupon Rate                                                                                         9.890620%



Mortgage Loan Principal Reduction Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Scheduled Principal                                                                                                       23,068.39

Curtailments                                                                                                               4,887.10

Prepayments                                                                                                            1,410,141.78

Repurchases                                                                                                                    0.00

Substitutions                                                                                                                  0.00

Liquidation Proceeds                                                                                                     365,831.44

Other Principal                                                                                                                0.00



Less: Realized Losses                                                                                                    165,187.54



Total Principal Reduction                                                                                              1,969,116.25



Servicer Information:

                                                                                                                         Trust C

                                                                                                                      -------------

Accrued Servicing Fee for the Current Period                                                                              15,951.11

Less: Amounts to Cover Interest Shortfalls                                                                                 1,012.64

Less: Delinquent Service Fees                                                                                              6,714.30

Collected Servicing Fees for Current Period:                                                                               8,224.17



Advanced Principal                                                                                                              N/A

Advanced Interest                                                                                                        129,123.24




                                             Other                 Scheduled        Interest        Available       Available Funds

                          Prepayment         Unscheduled           Principal        Carry           Funds Cap       Cap Carry

                          Principal          Principal             Distribution     Forward         Current         Forward

Class                     Distributed        Distributed           Amount           Amount          Amount          Amount

-----------------------------------------------------------------------------------------------------------------------------------


Class C                   1,410,141.78       370,718.54            1,589,280.52     -               -               -

                                     -                -                       -     -               -               -



                          Unpaid

                          Realized Loss

                          Amount

---------------------------------------

Class C                   -

                          -



                                                      Prior                                                             Current

                              Has a                   Over-                  Accelerated             Amounts             Over

                          Trigger Event             Collateral                Principal           From Reserve        Collateral

                             Occurred                 Amount                 Distributed              Fund              Amount

----------------------------------------------------------------------------------------------------------------------------------

Trust C                        NO                  3,851,501.62                  0.00                  0.00           3,636,853.43





                           Specified               Over-

                             Over-               Collateral

                           Collateral              Deficit

                             Amount                Amount

-----------------------------------------------------------

Trust C                   3,636,853.43              0.00



Trust C Insured Payment                                                                                                        0.00

Pool Rolling six month delinquency rate                                                                                    9.245026

Pool Cumulative Realized Losses                                                                                        2,319,095.50

Book Value of REO loans                                                                                                1,278,755.48

Cumulative Number of Mortgage loans repurchased to date                                                                           3

Unreimbursed Delinquent/Servicing Advances Paid Back to Servicer This Period                                               9,678.42

Unreimbursed Delinquent/Servicing Advances Paid Back to Certificateholder This Period                                          0.00

Unreimbursed Delinquent/Servicing Advances Still Outstanding                                                                   0.00





TOTAL AVAILABLE FUNDS:



Current Interest Collected:                                                     179,461.34



Principal Collected:                                                          1,438,097.27



Insurance Proceeds Received:                                                             -



Net Liquidation Proceeds:                                                       200,643.90



Delinquency Advances on Mortgage Interest:                                      129,123.24



Delinquency Advances on Mortgage Principal                                              NA



Repurchase and Substitution Amounts:                                                  0.00



Trust Termination Proceeds:                                                           0.00



Investment Earnings on Note Account:                                                465.93



Unreimbursed Delq/Servicing Advances Paid Back to CertificateHolders                     -



Sum of the Above Amounts:                                                                          1,947,791.68



LESS:



Servicing Fees (including PPIS):                                                  9,236.81



Non-Recoverable Advance                                                             684.69



Indenture Trustee Fees:                                                             223.32



Owner Trustee Fees:                                                                 277.78



Insurance Premiums:                                                               4,447.36



Reimbursement of Delinquency Advances/Servicing Advances                          9,678.42



Total Reductions to Available Funds Amount:                                                           24,548.38



Total Available Funds:                                                                                                 1,923,243.30
